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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 26, 2007



                           BANK OF FLORIDA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                  333-74997               59-3535315
           -------                  ---------               ----------
 (State or other jurisdiction    Commission File         (I.R.S. Employer
      of incorporation)               Number             Identification No.)




    1185 Immokalee Road, Naples, Florida                         34110
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  (address of principal executive offices)                     (Zip Code)


                  Registrant's telephone number:   (239) 254-2100
                                                --------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01.   Regulation FD Disclosure.

On September 26, 2007, Bank of Florida Corporation issued a press release relating to its core system conversion. A copy of the press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1   Press Release (solely furnished and not filed).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Bank of Florida Corporation
                                         ---------------------------
                                         (Registrant)
Date: September 26, 2007

                                         /s/ Tracy L. Keegan
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                                         Tracy L. Keegan
                                         Chief Financial Officer & Executive
                                         Vice President